Exhibit 99.1

RRD Announces Results of Special Meeting of Stockholders

CHICAGO – February 23, 2022 – R. R. Donnelley & Sons Company (“RRD” or the “Company”) (NYSE: RRD) today held its virtual special meeting of stockholders (the “Special Meeting”) to consider two proposals relating to the previously announced Agreement and Plan of Merger, dated as of December 14, 2021, by and among Chatham Delta Parent, Inc. (“Parent”), Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”) and RRD (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Acquisition Sub will merge with and into RRD (the “Merger”), with RRD surviving the Merger as a direct or indirect wholly owned subsidiary of Parent.

The first proposal, to adopt the Merger Agreement, was approved by affirmative vote of a majority of the outstanding shares of RRD common stock entitled to vote thereon.

The second proposal, which was a non-binding, advisory proposal to approve compensation that will or may become payable by RRD to its named executive officers in connection with the Merger, was approved by the affirmative vote of the holders of a majority of the shares of RRD common stock entitled to vote thereon and present or represented by proxy at the Special Meeting.

Under the terms of the Merger Agreement, an affiliate of Chatham Asset Management, LLC (“Chatham”) will acquire all of the RRD common stock not already owned by Chatham and its affiliates for $10.85 per share in cash. Approval by RRD’s stockholders satisfies one of the conditions necessary for completion of the transaction and, as previously disclosed, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired. Accordingly, the parties expect the transaction to close on February 25, 2022. Upon completion of the transaction, RRD’s shares will no longer trade on the New York Stock Exchange, and RRD will become a private company.

Full results of the vote will be reported on a Form 8-K that RRD will file with the U.S. Securities and Exchange Commission (the “SEC”). References herein to terms of the Merger Agreement are subject to, and are qualified by reference to, the full terms of the Merger Agreement, which RRD filed with the SEC on Form 8-K on December 17, 2021.

Advisors

Centerview Partners LLC is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to RRD.

Jefferies LLC is serving as financial advisor and Olshan Frome Wolosky LLP and Lowenstein Sandler LLP are serving as legal advisors to Chatham.

About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 25,000 clients and 32,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of RRD by affiliates of Chatham (the “Transaction”). These forward-looking statements are based on RRD’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by RRD, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm RRD’s business, including current plans and operations; (v) the ability of RRD to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting RRD’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which RRD operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect RRD’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact RRD’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring RRD to pay expense reimbursements to affiliates of Chatham under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as RRD’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to RRD’s business, including those detailed under the heading “Risk Factors” and elsewhere in RRD’s public filings with the SEC; and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Transaction (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on RRD’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Transaction. These forward-looking statements speak only as of the date they are made, and RRD does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Investor Contact

Johan Nystedt, Senior Vice President, Finance

Telephone: 630-322-7111

E-mail: investor.info@rrd.com